UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2017

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐

ITEM 8.01	Other Events.

On June 15, 2017, Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), a subsidiary of Ameren Corporation, issued and sold $400 million principal amount of its 2.950% Senior Secured Notes due 2027 (the “Notes”). The Notes were issued pursuant to a Registration Statement on Form S-3 (File No. 333-205139-01), which became effective on June 22, 2015, and a Prospectus Supplement dated June 6, 2017, to a Prospectus dated June 22, 2015. Ameren Missouri received net offering proceeds of approximately $396.1 million, before expenses, upon closing the transaction. Ameren Missouri intends to use the net offering proceeds, together with other available funds, to repay at maturity $425 million aggregate principal amount of its 6.40% senior secured notes due June 15, 2017.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the offering of the Notes.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

1.1	Underwriting Agreement, dated June 6, 2017, between Ameren Missouri and the several underwriters named therein, for whom Barclays Capital Inc., RBC Capital Markets, LLC, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc. are acting as representatives.

4.1*	Indenture, dated as of August 15, 2002, from Ameren Missouri to The Bank of New York Mellon, as trustee, relating to the Notes (August 23, 2002 Form 8-K, Exhibit 4.1, File No. 1-2967).

4.2	Company Order establishing the Notes.

4.3	Global Note.

4.4*	Indenture of Mortgage and Deed of Trust, dated June 15, 1937, from Ameren Missouri to The Bank of New York Mellon, as successor trustee, as amended May 1, 1941, and Second Supplemental Indenture dated May 1, 1941 (Exhibit B-1, File No. 2-4940).

4.5	Supplemental Indenture, dated as of June 1, 2017, by and between Ameren Missouri and The Bank of New York Mellon, as successor trustee, relating to the First Mortgage Bonds, Senior Notes Series RR, securing the Notes.

5.1	Opinion of Gregory L. Nelson, Esq., Senior Vice President, General Counsel and Secretary of Ameren Missouri, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).

*	Incorporated by reference as indicated.

This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Michael L. Moehn
Name:	Michael L. Moehn
Title:	Chairman and President

Date: June 15, 2017

Exhibit Index

Exhibit Number	Title

1.1	Underwriting Agreement, dated June 6, 2017, between Ameren Missouri and the several underwriters named therein, for whom Barclays Capital Inc., RBC Capital Markets, LLC, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc. are acting as representatives.

4.2	Company Order establishing the Notes.

4.3	Global Note.

4.5	Supplemental Indenture, dated as of June 1, 2017, by and between Ameren Missouri and The Bank of New York Mellon, as successor trustee, relating to the First Mortgage Bonds, Senior Notes Series RR, securing the Notes.

5.1	Opinion of Gregory L. Nelson, Esq., Senior Vice President, General Counsel and Secretary of Ameren Missouri, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).